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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2001


                              POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        1-7852               94-0777139
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation)                        File Number)        Identification No.)

1500 SW 1/st/ Avenue, Portland, Oregon                             97201
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (503) 228-9161



                                   No Change
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On May 24, 2001 Pope & Talbot, Inc. announced that its Halsey, Oregon pulp mill will curtail pulp production during the months of July and August. Pope & Talbot, Inc. also stated that it expects second quarter 2001 earnings to be below security analysts' expectations and that the Mackenzie acquisition is expected to close on June 15, 2001. The press release announcing these matters is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.
              --------

              99.1  Press release dated May 24, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   June 5, 2001.

                                POPE & TALBOT, INC.



                                By: /s/ Maria M. Pope
                                -----------------------------------------------
                                Maria M. Pope
                                Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

 99.1     Press release dated May 24, 2001.

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